United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2004

Selective Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer No.)

40 Wantage Avenue, Branchville, New Jersey 07890
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(973) 948-3000

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 26, 2004, Selective Insurance Group, Inc. issued a press release announcing results for the third quarter ended September 30, 2004.  The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

                99.1  Press Release of Selective Insurance Group, Inc. dated October 26, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.
(Registrant)

Date: October 26, 2004	By:
Name: Michele N. Schumacher, Esq.
Title: Vice President, Corporate Counsel & Corporate Governance Officer

EXHIBIT INDEX

Exhibit No.                                         Description

99.1                                                     Press Release dated October 26, 2004.